Exhibit 32.1

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Technology Integration Group, Inc. (the "Company") on Form 10-KSB for the fiscal year ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cosimo J. Patti, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 24, 2006                                        /s/ Cosimo J. Patti

                                                                       Cosimo J. Patti

                                                                      Chief Executive Officer and

                                                                      Chief Financial Officer